PARAMOUNT COMMUNICATIONS INC.
                               15 COLUMBUS CIRCLE
                         NEW YORK, NEW YORK 10023-7780


THE UNDERSIGNED HEREBY APPOINTS FRANK J. BIONDI, JR. AND PHILIPPE P. DAUMAN, AND EACH OF THEM, AS PROXIES WITH FULL POWER OF SUBSTITUTION, TO REPRESENT AND TO VOTE ON BEHALF OF THE UNDERSIGNED ALL OF THE SHARES OF COMMON STOCK OF PARAMOUNT COMMUNICATIONS INC. WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD AT [PLACE] ON [DAY], [DATE], AT [TIME], AND AT ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, UPON THE FOLLOWING PROPOSAL MORE FULLY DESCRIBED IN THE NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND THE VIACOM INC. AND PARAMOUNT COMMUNICATIONS INC. JOINT PROXY STATEMENT/PROSPECTUS.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOX, BUT YOU NEED NOT MARK ANY BOX IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO APPROVE THE AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER, AS FURTHER AMENDED AS OF MAY 26, 1994, PROVIDING FOR A BUSINESS COMBINATION TRANSACTION BETWEEN PARAMOUNT COMMUNICATIONS INC. AND VIACOM SUB INC., A WHOLLY OWNED SUBSIDIARY OF VIACOM INC., AND IN THE DISCRETION OF THE PROXIES ON ALL OTHER MATTERS.


YOUR SIGNATURE ON THE PROXY IS YOUR ACKNOWLEDGEMENT OF RECEIPT OF THE NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND THE JOINT PROXY STATEMENT, BOTH DATED [DATE].

THE SIGNER HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN BY THE SIGNER TO VOTE AT SAID MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

THE PROXIES ARE DIRECTED TO VOTE AS SPECIFIED BELOW AND IN THEIR DISCRETION ON ALL OTHER MATTERS.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER PROVIDING FOR A BUSINESS COMBINATION TRANSACTION BETWEEN PARAMOUNT COMMUNICATIONS INC. AND VIACOM SUB INC.


           / / FOR                    / / AGAINST            / / ABSTAIN

IF YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE CHECK THIS BOX. / /

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PARAMOUNT COMMUNICATIONS INC. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.

                                                PLEASE SIGN EXACTLY AS NAME(S)
                                                APPEARS BELOW. WHEN SHARES ARE
                                                HELD BY JOINT TENANTS, BOTH
                                                SHOULD SIGN. WHEN SIGNING AS
                                                ATTORNEY, EXECUTOR,
                                                ADMINISTRATOR, TRUSTEE OR
                                                GUARDIAN, PLEASE GIVE FULL TITLE
                                                AS SUCH. IF A CORPORATION,
                                                PLEASE SIGN IN FULL CORPORATE
                                                NAME BY PRESIDENT OR OTHER
                                                AUTHORIZED OFFICER. IF A
                                                PARTNERSHIP, PLEASE SIGN IN
                                                PARTNERSHIP NAME BY AUTHORIZED
                                                PERSON.

                                                DATED: .........................

                                                SIGNATURE: .....................

                                                 ...............................
                                                   SIGNATURE IF HELD JOINTLY

                           SPECIAL MEETING PROXY CARD
                                  VIACOM INC.
                                 1515 BROADWAY
                            NEW YORK, NEW YORK 10036



   The undersigned hereby appoints Frank J. Biondi, Jr. and Philippe P. Dauman, and each of them, as proxies with full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of Class A Common Stock of Viacom Inc. which the undersigned is entitled to vote at the Special Meeting
of Stockholders to be held at [                      ], New York, New York on
[DAY], [DATE], at [TIME], and at any adjournments or postponements thereof, upon the following proposal more fully described in the Notice of Special and Annual Meetings of Stockholders and the VIACOM INC. and PARAMOUNT COMMUNICATIONS INC. Joint Proxy Statement/Prospectus.


The proxies are directed to vote as specified below and in their discretion on all other matters.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR (1), (2), (3), (4) and (5).


1. PROPOSAL TO APPROVE AND ADOPT THE AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER, AS FURTHER AMENDED AS OF MAY 26, 1994, PROVIDING FOR A BUSINESS COMBINATION TRANSACTION BETWEEN PARAMOUNT COMMUNICATIONS INC. AND VIACOM SUB INC., A WHOLLY OWNED SUBSIDIARY OF VIACOM INC., INCLUDING THE APPROVAL OF THE ISSUANCE OF SECURITIES OF VIACOM INC. IN CONNECTION THEREWITH.

                      / / FOR   / / AGAINST   / / ABSTAIN

2. PROPOSAL TO APPROVE THE ADOPTION OF AN AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION OF VIACOM INC. TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF CLASS A COMMON STOCK.

                      / / FOR   / / AGAINST   / / ABSTAIN

3. PROPOSAL TO APPROVE THE ADOPTION OF AN AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION OF VIACOM INC. TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF CLASS B COMMON STOCK.

                      / / FOR   / / AGAINST   / / ABSTAIN

4. PROPOSAL TO APPROVE THE ADOPTION OF AN AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION OF VIACOM INC. TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF PREFERRED STOCK.

                      / / FOR   / / AGAINST   / / ABSTAIN

                           continued on reverse side

5. PROPOSAL TO APPROVE THE ADOPTION OF AN AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION OF VIACOM INC. TO INCREASE THE MAXIMUM NUMBER OF DIRECTORS CONSTITUTING THE ENTIRE BOARD FROM 12 TO 20.

                      / / FOR   / / AGAINST   / / ABSTAIN

IF YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE CHECK THIS BOX. / /

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VIACOM
INC. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.
                                                 Please sign exactly as name(s)
                                                 appears below. When shares are
                                                 held by joint tenants, both
                                                 should sign. When signing as
                                                 attorney, executor,
                                                 administrator, trustee or
                                                 guardian, please give full
                                                 title as such. If a
                                                 corporation, please sign in
                                                 full corporate name by
                                                 President or other authorized
                                                 officer. If a partnership,
                                                 please sign in partnership name
                                                 by authorized person.

                                                 Dated: ........................

                                                 Signature: ....................

                                                 ...............................
                                                    Signature if held jointly

                           ANNUAL MEETING PROXY CARD
                                  VIACOM INC.
                                 1515 BROADWAY
                            NEW YORK, NEW YORK 10036

   The undersigned hereby appoints Frank J. Biondi, Jr. and Philippe P. Dauman, and each of them, as proxies with full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of Class A Common Stock of Viacom Inc. which the undersigned is entitled to vote at the Annual Meeting
of Stockholders to be held at [                      ], New York, New York on
[DAY], [DATE], at [TIME], and at any adjournments or postponements thereof, upon the following matters more fully described in the Notice of Special and Annual Meetings to Stockholders and the VIACOM INC. and PARAMOUNT COMMUNICATIONS INC. Joint Proxy Statement/Prospectus.

   You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations.

The proxies are directed to vote as specified below and in their discretion on all other matters.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR (1), (2), (3), (4) and (5). UNLESS OTHERWISE SPECIFIED, THE VOTE REPRESENTED BY THIS PROXY WILL BE CAST FOR (1),
(2), (3), (4) and (5).

1. ELECTION OF DIRECTORS

NOMINEES: GEORGE S. ABRAMS, FRANK J. BIONDI, JR., PHILIPPE P. DAUMAN, WILLIAM C. FERGUSON, H. WAYNE HUIZENGA, KEN MILLER, BRENT D. REDSTONE, SUMNER M. REDSTONE, FREDERIC V. SALERNO, WILLIAM SCHWARTZ.

      / /  FOR ALL NOMINEES (EXCEPT AS MARKED TO        / /  WITHHOLD AUTHORITY TO VOTE ALL
           THE CONTRARY BELOW)                               NOMINEES

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE NAME(S) OF SUCH NOMINEE(S) IN THE SPACE PROVIDED BELOW:

- --------------------------------------------------------------------------------

2. APPROVAL OF THE VIACOM INC. SENIOR EXECUTIVE SHORT-TERM INCENTIVE PLAN.

                      / / FOR   / / AGAINST   / / ABSTAIN

3. APPROVAL OF THE VIACOM INC. 1994 LONG-TERM MANAGEMENT INCENTIVE PLAN.

                      / / FOR   / / AGAINST   / / ABSTAIN

                           continued on reverse side

4. APPROVAL OF THE VIACOM INC. STOCK OPTION PLAN FOR OUTSIDE DIRECTORS.

                      / / FOR   / / AGAINST   / / ABSTAIN

5. APPROVAL OF THE APPOINTMENT OF PRICE WATERHOUSE AS INDEPENDENT AUDITORS OF VIACOM INC. FOR 1994.

                      / / FOR   / / AGAINST   / / ABSTAIN

IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CHECK THIS BOX. / /

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VIACOM INC. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.

                                                 Please sign exactly as name(s)
                                                 appears below. When shares are
                                                 held by joint tenants, both
                                                 should sign. When signing as
                                                 attorney, executor,
                                                 administrator, trustee or
                                                 guardian, please give full
                                                 title as such. If a
                                                 corporation, please sign in
                                                 full corporate name by
                                                 President or other authorized
                                                 officer. If a partnership,
                                                 please sign in partnership name
                                                 by authorized person.

                                                 Dated: ........................

                                                 Signature: ....................

                                                 ...............................
                                                    Signature if held jointly